UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021

Commission File Number 001-39223

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2600 South Shore Blvd., Suite 300, League City, Texas 77573

(Address of principal executive offices)

682-708-8250

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GRIL	The Nasdaq Stock Market

Item 1.01. Entry into a Material Definitive Agreement.

On April 7, 2021, Muscle Maker, Inc. (the “Company”) entered into a Securities Purchase Agreement with an accredited investor (the “Securities Purchase Agreement”) for a private placement (the “Private Placement”) pursuant to which the investor signatory thereto (the “Purchaser”) agreed to purchase from the Company for an aggregate purchase price of approximately $10,000,000 (i) 1,250,000 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (ii) a common stock purchase warrant to purchase up to 4,115,227 shares of Common Stock (the “Common Warrant”) and (iii) a pre-funded common stock purchase warrant to purchase up to 2,865,227 shares of Common Stock (the “Pre-Funded Warrant”), . Each Share and accompanying Common Warrant is being sold together at a combined offering price of $2.43 per Share and Common Warrant, and each Pre-Funded Warrant and accompanying Common Warrant is being sold together at a combined offering price of $2.42 per Pre-Funded Warrant and accompanying Common Warrant. The Pre-Funded Warrant is immediately exercisable, at a nominal exercise price of $0.01 per share, and may be exercised at any time until the Pre-Funded Warrant is fully exercised. The Common Warrant will have an exercise price of $2.43 per share, are immediately exercisable and will expire five and one-half (5.5) years from the date of issuance. The Private Placement closed on April 9, 2021.

The Securities Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties thereto. Pursuant to the Securities Purchase Agreement, the Company is required to register the resale of the Shares and the shares issuable upon exercise of the Common Warrant and the Pre-Funded Warrant. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission within 30 days of the date of the Securities Purchase Agreement and to use commercially reasonable efforts to have the registration statement declared effective within 90 days of the closing of the Private Placement.

Pursuant to a placement agency agreement, dated April 6, 2021, between the Company and A.G.P./Alliance Global Partners (the “Placement Agent”) entered into in connection with the Private Offering, the Placement Agent acted as the sole placement agent for the Private Placement and the Company has paid customary placement fees to the Placement Agent, including a cash fee equal to 8% of the gross proceeds raised in the Private Placement and a common stock purchase warrant to purchase shares of Common Stock in an amount equal to 4% of the Shares and shares of Common Stock issuable upon exercise of the Warrants sold in the Private Placement, which warrant has an exercise price of $2.916 per share and is exercisable commencing six months from the date of the pricing of the Private Placement for a period of five years after such date. Pursuant to the Placement Agency Agreement, the Company has also agreed to reimburse certain expenses of the placement agent incurred in connection with the Private Placement.

The securities issued pursuant to the Securities Purchase Agreement and the Placement Agency Agreement were issued pursuant to an exemption from registration under Section 4(a)(2) and/or Rule 506 of Regulation D, which is promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the parties to such agreements.

The sale of the securities pursuant to the Securities Purchase Agreement and the Placement Agency Agreement has not been registered under the Securities Act or any state securities laws. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy such securities described herein.

The above description of the material terms of the Private Placement is qualified in its entirety by reference to the Securities Purchase Agreement attached hereto as Exhibit 10.1, the Placement Agency Agreement attached hereto as Exhibit 10.2, the Form of Warrant to Purchase Common Stock attached hereto as Exhibit 4.1, the Form of Prefunded Warrant to purchase Common Stock attached hereto as Exhibit 4.2 and the Form of Warrant issued to the Placement Agent attached hereto as Exhibit 4.3.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On April 7, 2021, the Company issued a press release announcing its entry into the Securities Purchase Agreement with the Purchaser. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock dated April 9, 2021

4.2	Form of Pre-Funded Warrant to Purchase Common Stock dated April 9, 2021

4.3	Form of Warrant to Purchase Common Stock issued to A.G.P./Alliance Global Partners dated April 9, 2021

10.1	Form of Securities Purchase Agreement, dated April 7, 2021, between Muscle Maker, Inc. and the Purchaser*

10.2	Placement Agency Agreement between Muscle Maker, Inc. and A.G.P./Alliance Global Partners dated April 6, 2021

99.1	Press Release dated April 7, 2021

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	April 12, 2021
League City, Texas